UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2007

Bionovo, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50073	20-5526892
(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 375
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 601-2000

(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2007, Richard Juelis was appointed to the Board of Directors of Bionovo, Inc. (the “Company”). Mr. Juelis will serve on the Company’s audit, compensation and nominations and corporate governance committees.

Also on June 12, 2007, Frances Preston resigned from the Board of Directors of the Company.

A copy of the press release announcing both events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Bionovo, Inc. on June 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONOVO, INC.

Date: June 12, 2007	By:	/s/ James P. Stapleton
Name: James P. Stapleton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Bionovo, Inc. on June 12, 2007.